UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12a

Keating Capital, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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In connection with the solicitation of proxies for the 2014 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) in person, by mail or electronic delivery, or by telephone or facsimile transmission:  (i) by the directors, officers or employees of the Company, (ii) by the officers or employees of the Company’s investment adviser, Keating Investments, LLC (the “Adviser”), or (iii) by Boston Financial Data Services, Inc., the Company’s proxy solicitor, the following additional materials may be used and are hereby being filed with the U.S. Securities and Exchange Commission.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139
www.keatingcapital.com

May [__], 2014

Re: TIME SENSITIVE INFORMATION

Dear Stockholder,

In order for us to conduct the Keating Capital 2014 Annual Stockholder Meeting scheduled for June 16th and take action on the two proposals to be voted on, we need stockholders representing a majority of our outstanding shares to vote.  Many stockholders mistakenly think that their votes do not matter due to their small ownership position.  This is not true.  Without a majority of stockholder votes, we will not be able to hold our 2014 Stockholder Annual Meeting.  And this, in turn, would deprive our stockholders of the opportunity to approve Proposal 2 (related to the approval of a New Investment Advisory Agreement) and enjoy the benefits we believe are associated with the Transaction described in Keating Capital’s proxy materials.

Although we provided detailed information about each of the two proposals in the Proxy Statement mailed to all stockholders, we recognize that some people may wish to speak directly with Keating Capital to have their questions answered personally.  We understand and want to be as helpful as possible.  Therefore, we will be hosting a number of webinars to: (i) provide information on the proxy proposals, and (ii) answer any questions.  The first part of the webinar takes about 10 minutes, and then CEO Tim Keating will personally answer your questions.

The dates/times for the informational webinars are shown below (all times are Eastern). You may register for any of the webinars here:

All votes must be cast by midnight, June 15th.  So it is important for you to vote now.  In fact, most stockholders find it convenient to vote immediately after receiving their proxy materials (or shortly after participating in a webinar).

There are four ways for you to vote by proxy:

1.
By speaking to a live agent. The simplest way for you to vote is to call toll-free (855) 200-1225 and speak to a live agent.  The agent will begin by asking you to provide your name and address.  The whole process takes only 3-5 minutes to complete; or

2.	By return mail. You may also return your proxy card by mail in the self-addressed envelope which was included with your proxy materials; or
3.
By telephone recording.  You may vote your shares by calling (800) 690-6903.  You will need your 12-digit control number (a unique identifier for each stockholder’s vote) which is located on your proxy card; or

4.	Online. You may vote your shares online at www.ProxyVote.com. Again, for this method of voting, you will need your 12-digit control number.

A complete set of Frequently Asked Questions can be found in the Proxy Statement immediately after the Annual Meeting Notice [or by clicking here].

Sincerely yours,

/s/ Timothy J. Keating

Timothy J. Keating
Chief Executive Officer

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139
www.keatingcapital.com

May [__], 2014

Re: TIME SENSITIVE INFORMATION

Dear Registered Representative,

Your clients who are Keating Capital stockholders have received or will be receiving in the next few days our 2014 Annual Stockholder Meeting Notice and proxy materials.

In order for us to conduct the Keating Capital 2014 Annual Stockholder Meeting scheduled for June 16th and take action on the two proposals to be voted on, we need stockholders representing a majority of our outstanding shares to vote.  Many stockholders mistakenly think that their votes do not matter due to their small ownership position.  This is not true.  Without a majority of stockholder votes, we will not be able to hold our 2014 Annual Stockholder Meeting.  And this, in turn, would deprive our stockholders of the opportunity to approve Proposal 2 (related to the approval of a New Investment Advisory Agreement) and enjoy the benefits we believe are associated with the Transaction described in Keating Capital’s proxy materials.

Although we provided detailed information about each of the two proposals in the Proxy Statement mailed to all stockholders, we recognize that some people may wish to speak directly with Keating Capital to have their questions answered personally.  We understand and want to be as helpful as possible.  Therefore, we will be hosting a number of webinars to: (i) provide information on the proxy proposals, and (ii) answer any questions.  The first part of the webinar is covered in about 10 minutes, and then CEO Tim Keating will personally answer your or your client’s questions.

The dates/times for the informational webinars are shown below (all times are Eastern).  You and your clients may register for any of the webinars here:

All votes must be cast by midnight, June 15th.  So it is important for your clients to vote now.  In fact, most stockholders find it convenient to vote immediately after receiving their proxy information (or shortly after participating in a webinar).

There are four ways for a stockholder to vote by proxy:

1.
By speaking to a live agent. The simplest way for a stockholder to vote is to call toll-free (855) 200-1225 and speak to a live agent.  The agent will begin by asking the stockholder to provide his/her name and address.  The whole process takes only 3-5 minutes to complete; or

2.	By return mail. A stockholder may also return his/her proxy card by mail in the self-addressed envelope which was included with the proxy materials; or
3.
By telephone recording.  A stockholder may vote his/her shares by calling (800) 690-6903.  He/she will need the 12-digit control number (a unique identifier for each stockholder’s vote) which is located on his/her proxy card; or

4.	Online. A stockholder may vote his/her shares online at www.ProxyVote.com. Again, for this method of voting, the stockholder will need his/her 12-digit control number.

A complete set of Frequently Asked Questions can be found in the Proxy Statement immediately after the Annual Meeting Notice [or by clicking here].

Sincerely yours,

/s/ Timothy J. Keating

Timothy J. Keating
Chief Executive Officer

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139
www.keatingcapital.com

May [__], 2014

Re: TIME SENSITIVE INFORMATION

Dear Financial Adviser Home Office,

Keating Capital stockholders have received or will be receiving in the next few days our 2014 Annual Stockholder Meeting Notice and proxy materials.

In order for us to conduct the Keating Capital 2014 Annual Stockholder Meeting scheduled for June 16th and take action on the two proposals to be voted on, we need stockholders representing a majority of our outstanding shares to vote.  Many stockholders mistakenly think that their votes do not matter due to their small ownership position.  This is not true.  Without a majority of stockholder votes, we will not be able to hold our 2014 Annual Stockholder Meeting.  And this, in turn, would deprive stockholders of the opportunity to approve Proposal 2 (related to the approval of a New Investment Advisory Agreement) and enjoy the benefits we believe are associated with the Transaction described in Keating Capital’s proxy materials.

We are asking that you circulate this information internally to all the financial advisers at [name of Broker-Dealer] whose clients own Keating Capital stock to ensure that they are aware of the importance of their proxy votes.  All votes must be cast by midnight, June 15th.  So it is important for clients to vote now.  In fact, most stockholders find it convenient to vote immediately after receiving their proxy materials (or shortly after participating in a webinar).

We want to be as helpful as possible.  Therefore, we will be hosting a number of webinars to: (i) provide information on the proxy proposals, and (ii) answer any questions.  The first part of the webinar is covered in about 10 minutes, and then CEO Tim Keating will personally answer questions.  The dates/times for the informational webinars are shown below (all times are Eastern).  Financial advisers and their clients may register for any of the webinars here:

There are four ways for stockholders to vote by proxy:

1.
By speaking to a live agent. The simplest way for a stockholder to vote is to call toll-free (855) 200-1225 and speak to a live agent.  The agent will begin by asking the stockholder to provide his/her name and address.  The whole process takes only 3-5 minutes to complete; or

2.	By return mail. A stockholder may also return his/her proxy card by mail in the self-addressed envelope which was included with the proxy materials; or
3.
By telephone recording.  A stockholder may vote his/her shares by calling (800) 690-6903.  He/she will need the 12-digit control number (a unique identifier for each stockholder’s vote) which is located on his/her proxy card; or

4.	Online. A stockholder may vote his/her shares online at www.ProxyVote.com. Again, for this method of voting, the stockholder will need his/her 12-digit control number.

A complete set of Frequently Asked Questions can be found in the Proxy Statement immediately after the Annual Meeting Notice [or by clicking here].

Sincerely yours,

/s/ Timothy J. Keating

Timothy J. Keating
Chief Executive Officer

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139
www.keatingcapital.com

June [__], 2014

Re: TIME SENSITIVE INFORMATION – KEATING CAPITAL ANNUAL MEETING

Dear Stockholder,

We would like to remind you of the upcoming Keating Capital, Inc. 2014 Annual Meeting of Stockholders to be held June 16, 2014.

According to our latest records, we have not received your proxy vote for this meeting.  Your vote is important, no matter how many shares you own.  The Annual Meeting cannot be held unless stockholders holding at least 50% of our shares either attend the meeting or vote by proxy.  The Board of Directors has unanimously approved the proposals to be voted upon and recommends that you vote to approve them.

All votes must be cast by midnight, June 15th.  So it is important for you to vote now.  Voting is quick and easy. There are four ways for stockholders to vote by proxy:

1.
By speaking to a live agent. The simplest way for a stockholder to vote is to call toll-free (855) 200-1225 and speak to a live agent.  The agent will begin by asking the stockholder to provide his/her name and address.  The whole process takes only 3-5 minutes to complete; or

2.	By return mail. You may also return your proxy card by mail in the self-addressed envelope which was included with your proxy materials; or
3.
By telephone recording.  You may vote your shares by calling (800) 690-6903.  You will need the 12-digit control number (a unique identifier for each stockholder’s vote) which is located on your proxy card; or

4.	Online. You may vote your shares online at www.ProxyVote.com. Again, for this method of voting, you will need your 12-digit control number.

A complete set of Frequently Asked Questions can be found in the Proxy Statement immediately after the Annual Meeting Notice [or by clicking here].

If you have already voted, thank you for your response.  If you have any questions please feel free to call toll-free (855) 200-1225.

We appreciate your continued interest and support of Keating Capital and encourage you to vote as soon as possible, preferably by Monday, June 9, 2014.

Sincerely yours,

/s/ Timothy J. Keating

Timothy J. Keating
Chief Executive Officer

P.S.  Since votes can be cast by mail, telephone or the Internet, it will greatly facilitate the tabulation of our proxy results from all sources if you vote by Monday, June 9, 2014.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139
www.keatingcapital.com

June [__], 2014

Re: TIME SENSITIVE INFORMATION – KEATING CAPITAL ANNUAL MEETING

Dear Registered Representative,

It has been brought to my attention that a few of your clients have not yet cast their votes for the upcoming Keating Capital, Inc. 2014 Annual Meeting of Stockholders to be held June 16, 2014.  In order for us to conduct the Annual Meeting and take action on each of the proposals, we need holders representing a majority of our outstanding shares to vote.  Although we provided detailed information about each proposal in the Proxy Statement mailed to all stockholders, we recognize that some people may wish to speak directly with Keating Capital to have their questions answered personally.  If that is the case, please let us know.

All votes must be cast by midnight, June 15th.  So it is important for your clients to vote now.  Voting is quick and easy. There are four ways for stockholders to vote by proxy:

1.
By speaking to a live agent. The simplest way for a stockholder to vote is to call toll-free (855) 200-1225 and speak to a live agent.  The agent will begin by asking the stockholder to provide his/her name and address.  The whole process takes only 3-5 minutes to complete; or

2.	By return mail. A stockholder may also return his/her proxy card by mail in the self-addressed envelope which was included with the proxy materials; or
3.
By telephone recording.  A stockholder may vote his/her shares by calling (800) 690-6903.  He/she will need the 12-digit control number (a unique identifier for each stockholder’s vote) which is located on his/her proxy card; or

4.	Online. A stockholder may vote his/her shares online at www.ProxyVote.com. Again, for this method of voting, the stockholder will need his/her 12-digit control number.

A complete set of Frequently Asked Questions can be found in the Proxy Statement immediately after the Annual Meeting Notice [or by clicking here].

To assist in this effort, I have attached an email template that can be sent to your clients.

Thank you for your support,

Sincerely yours,

/s/ Timothy J. Keating

Timothy J. Keating
Chief Executive Officer